UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

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                                    FORM 8-K
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                                 CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15(D) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

       DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): SEPTEMBER 5, 2007

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                               OSI SYSTEMS, INC.
                 (EXACT NAME OF REGISTRANT SPECIFIED IN CHARTER)
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          CALIFORNIA                000-23125                330238801
(STATE OR OTHER JURISDICTION  (COMMISSION FILE NUMBER)    (IRS EMPLOYER
       OF INCORPORATION)                                  IDENTIFICATION NO.)

                              12525 CHADRON AVENUE
                               HAWTHORNE, CA 90250
               (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES) (ZIP CODE)

                                 (310) 978-0516
              (REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR
    230.425)
|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
    240.14a-12)
|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))
|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))

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Item 2.02. Results of Operations and Financial Condition.

      On September 5, 2007, we issued a press release announcing our financial results for the fourth quarter and fiscal year ended June 30, 2007. A copy of the press release is attached hereto as Exhibit 99.1 and incorporated herein in its entirety by this reference.

      We are furnishing the information contained in this Item 2.02 (including
Exhibit 99.1). It shall not be deemed to be "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section, nor shall it be deemed to be incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended.

Item 9.01. Financial Statements and Exhibits.
     (d) Exhibits


   Exhibit 99.1:  Press Release of OSI Systems, Inc., dated September 5, 2007.


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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                          OSI SYSTEMS, INC.
Date: September 5, 2007

                                          By: /s/ Alan Edrick
                                             -----------------------------------
                                              Alan Edrick
                                              Chief Financial Officer

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                                  EXHIBIT INDEX


Exhibit
Number      Description
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99.1        Press Release of OSI Systems, Inc., dated September 5, 2007.